FIRST AMENDMENT TO THE
NAVISTAR, INC.
SUPPLEMENTAL RETIREMENT ACCUMULATION PLAN

WHEREAS, Navistar, Inc. (the “Company”) maintains the Navistar, Inc. Supplemental Retirement Accumulation Plan, as amended and restated effective June 1, 2016 (the “Plan”); and
WHEREAS, the Company has reserved the right to amend the Plan, pursuant to Section 5.1, therein;
NOW THEREFORE, BE IT RESOLVED, that, by virtue and in exercise of the power to amend the Plan reserved to the Company, the Plan is hereby amended, effective as of April 1, 2018, by inserting the below language as Section 7.4:

“7.4	Claims and Appeals Procedure Applicable to Claims for Disability Retirement filed on or after April 1, 2018

(a)
Applicability of Section 503 of ERISA. If and to the extent a claim for benefits under the plan is conditioned upon a determination of disability (excluding any determination made by a party other than the Administrator for purposes other than making a benefit determination under the Plan, such as the provision of Plan benefits to any person who has been determined to be disabled under the Federal Social Security Act or under an employer’s long term disability plan), such claim for benefits shall be processed in accordance with the requirements of Section 503 of ERISA applicable to disability claims.

(b)
Notification of Denial of Disability Retirement. In addition to the other general provisions of Section 7.2, the following specific provisions of this Section 7.4(b) shall apply to Disability Retirement Benefit claims made on or after April 1, 2018. The written notification of the benefit denial of a claim for Disability Retirement Benefits will set forth, in a manner calculated to be understood by the Claimant, the following:

(i)	A discussion of the decision, including an explanation of the basis for disagreeing with or not following:

(A)	The views presented by the Claimant to the Administrator of health care professionals treating the Claimant and vocational professionals who evaluated the Claimant;

(B)
The views of medical or vocational experts whose advice was obtained on behalf of the Administrator in connection with a Claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and

(C)	A disability determination regarding the Claimant made under the Federal Social Security Act and presented by the Claimant to the Administrator;

(ii)
If the benefit denial is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request;

(iii)
Either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist; and

(iv)
A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant’s claim for benefits.

(v)	The notification shall be provided in a culturally and linguistically appropriate manner in accordance with the requirements described in Department of Labor Regulation § 2560.503-1(o).

(c)
Notification of Denial of Disability Retirement Claims on Appeal. In addition to the other general provisions of Section 7.3, the following specific provisions of this Section 7.4(c) shall apply to appeals for Disability Retirement Benefit claims made on or after April 1, 2018. The written notification of the benefit denial of an appeal will set forth, in a manner calculated to be understood by the Claimant, the following:

(vi)	A discussion of the decision, including an explanation of the basis for disagreeing with or not following:

(A)	The views presented by the Claimant to the Administrator of health care professionals treating the Claimant and vocational professionals who evaluated the Claimant;

(B)
The views of medical or vocational experts whose advice was obtained on behalf of the Administrator in connection with a Claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and

(C)	A disability determination regarding the Claimant made under the Federal Social Security Act and presented by the Claimant to the Administrator;

(vii)
If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request;

(viii)
Either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist; and

(ix)	The notification shall be provided in a culturally and linguistically appropriate manner in accordance with the requirements described in Department of Labor Regulation § 2560.503-1(o).

(d)	Provision of New or Additional Evidence or Rationale to Claimant For Disability Retirement Claims Filed on or after April 1, 2018.

(x)
Before the Administrator can issue an adverse benefit determination on review of a Disability Retirement Benefit claim, the Administrator shall provide the Claimant, free of charge, any new or additional evidence considered, relied upon, or generated by the Administrator, or other person making the benefit determination (or at the direction of the Administrator, or such other person) in connection with the claim. Such evidence will be provided as soon as possible and sufficiently in advance of the date on which the notice of adverse benefit determination on review is required to be provided to give the Claimant a reasonable opportunity to respond prior to that date.

(xi)
Before the Administrator can issue an adverse benefit determination on review of a Disability Retirement Benefit claim, based on a new or additional rationale, the Administrator shall provide the claimant, free of charge, with the rationale. Such rationale must be provided as soon as possible and sufficiently in advance of the date on which the notice of adverse benefit determination on review is required to be provided to give the claimant a reasonable opportunity to respond prior to that date.

(e)	Deemed Exhaustion for Disability Retirement Claims Filed on or after April 1, 2018.

(xii)
Generally, if the Plan or Administrator fails to establish or follow claims procedures consistent with the requirements of this Article 7, a claimant will be deemed to have exhausted the administrative remedies available under the Plan and shall be entitled to pursue any available remedies under Section 502(a) of ERISA.

(xiii)
In addition, if the Plan or Administrator fails to strictly adhere to all the requirements of this Article 7 with respect to Disability Retirement Benefit claims, the claimant is deemed to have exhausted the administrative remedies available under the Plan (unless the violations are “de minimis” in accordance with Department of Labor Regulation § 2560.503-1(l)(2)(ii)). Accordingly, the Claimant is entitled to pursue any available remedies under Section 502(a) of ERISA. If a Claimant chooses to pursue remedies under Section 502 of ERISA, in these circumstances the claim or appeal is deemed denied on review without the exercise of discretion by an appropriate fiduciary.

(f)
Independence and Impartiality of Claims Adjudicators. The Administrator shall ensure, with respect to claims of disability, that all claims are adjudicated in a manner designed to ensure the independence and impartiality of the persons involved in making the decision. Accordingly, no decisions regarding hiring, compensation, termination, promotion, or other similar matters with respect to any individual involved in the claims and appeals process (such as a claims adjudicator or medical or vocational expert) will be made based upon the likelihood that the individual will support the denial of benefits.”
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